UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
July 26, 2022
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-41137	CONSTELLATION ENERGY CORPORATION	87-1210716
(a Pennsylvania corporation) 1310 Point Street Baltimore, Maryland 21231 (610) 765-5959

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CONSTELLATION ENERGY CORPORATION:
Common Stock, without par value	CEG	The Nasdaq Stock Market LLC

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 26, 2022, the Board of Directors (the “Board”) of Constellation Energy Corporation (the “Company”) approved amendments to the Company’s Bylaws, effective immediately, to clarify certain procedural requirements required for shareholders to make director nominations, address certain matters created by the SEC’s “universal proxy” rules, include “proxy access” provisions, and to make other administrative changes. With respect to shareholder nominees to the Company’s Board, the Amended and Restated Bylaws clarify, among other things, that (i) both physical and email delivery of the notice of the director nomination to the Company are required, (ii) shareholders are not entitled to submit additional or replacement nominees after the nomination deadline, and (iii) nominating shareholders must identify any supporters of the nominating shareholder’s efforts and disclose any economic interest, including prior short positions, in any related matter with the Company.

To implement proxy access, Section 3.17 was added to Article III of the Bylaws to allow a shareholder, or group of up to twenty shareholders, owning at least three percent of the Company’s outstanding capital stock continuously for at least three years, to nominate and include in the Company’s proxy materials for an annual meeting of shareholders, director nominees constituting up to the greater of two nominees or twenty percent of the Board, provided that the shareholder(s) and the director nominee(s) satisfy the requirements set forth in the Bylaws.

The foregoing summary of the amendments to the Company’s Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which are attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

* * * * *

This report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements.

The factors that could cause actual results to differ materially from the forward-looking statements made by the Company include those factors discussed herein as well as the items discussed in (1) the Company's 2021 Annual Report on Form 10-K in (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 19, Commitments and Contingencies; (2) the Company's First Quarter 2022 Quarterly Report on Form 10-Q in (a) Part II, ITEM 1A. Risk Factors, (b) Part I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part I, ITEM 1. Financial Statements: Note 14, Commitments and Contingencies; and (3) other factors discussed in the Company's other filings with the SEC.

Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTELLATION ENERGY CORPORATION

/s/ Arden T. Phillips
Arden T. Phillips
Corporate Secretary
Constellation Energy Corporation
July 29, 2022

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.